                                                                    Exhibit 99.1

                                                                    EXHIBIT 99.1


                           AmeriCredit Corporations


                        Composition of the Receivables
                                    1999-B

                                                         New                             Used                    Total
                                                ------------------------      ------------------------    ------------------
Aggregate Principal Balance                              $150,738,028.71               $549,261,964.28       $699,999,992.99

Number of Receivables in Pool                                      9,551                        43,545                53,096

Percent of Pool by Principal Balance                               21.53%                        78.47%

Average Principal Balance                                     $15,782.43                    $12,613.66            $13,183.67
     Range of Principal Balances                  ($527.04 to $50,934.70)       ($267.76 to $52,854.80)

Weighted Average APR                                               16.96%                        18.86%                18.45%
     Range of APRs                                       (9.25% to 27.00%)            (9.00% to  29.95%)

Weighted Average Remaining Term                                       60                            57                    57
     Range of Remaining Terms                            (4 to 72 months)              (3 to 72 months)

Weighted Average Original Term                                        61                            58                    58
     Range of Original Terms                            (12 to 72 months)             (12 to 72 months)

____________________
(1) Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.

                            AmeriCredit Corporation

         Distribution of the Receivables By APR as of the Cutoff Date

                       Aggregate Principal
                       Balance as of Cutoff   Percent of Aggregate        Number of     Percent of Number of
    APR Range (1)              Date           Principal Balance (2)      Receivables       Receivables (2)
--------------------   --------------------   ---------------------     -------------   ---------------------
9.000% to 9.999%               3,020,285.59                    0.43%              168                   0.32%
10.000% to 10.999%             2,544,425.87                    0.36%              149                   0.28%
11.000% to 11.999%             5,899,883.86                    0.84%              312                   0.59%
12.000% to 12.999%            27,728,851.08                    3.96%            1,604                   3.02%
13.000% to 13.999%            23,451,962.33                    3.35%            1,350                   2.54%
14.000% to 14.999%            27,595,541.36                    3.94%            1,627                   3.06%
15.000% to 15.999%            49,023,325.07                    7.00%            3,047                   5.74%
16.000% to 16.999%            44,418,298.73                    6.35%            2,892                   5.45%
17.000% to 17.999%            77,151,564.18                   11.02%            5,392                  10.16%
18.000% to 18.999%           134,678,561.48                   19.24%           10,220                  19.25%
19.000% to 19.999%            70,118,921.51                   10.02%            5,294                   9.97%
20.000% to 20.999%            77,865,924.78                   11.12%            6,358                  11.97%
21.000% to 21.999%            94,752,530.89                   13.54%            8,475                  15.96%
22.000% to 22.999%            26,880,107.08                    3.84%            2,509                   4.73%
23.000% to 23.999%            29,560,157.20                    4.22%            3,107                   5.85%
24.000% to 24.999%             3,868,448.47                    0.55%              400                   0.75%
25.000% to 25.999%             1,026,205.18                    0.15%              136                   0.26%
26.000% to 26.999%               164,266.90                    0.02%               26                   0.05%
27.000% to 27.999%               104,061.44                    0.01%               13                   0.02%
28.000% to 28.999%                93,934.73                    0.01%               10                   0.02%
29.000% to 29.999%                52,735.26                    0.01%                7                   0.01%
                       --------------------   ---------------------    --------------   --------------------

TOTAL                        699,999,992.99                  100.00%           53,096                 100.00%
                       ====================   =====================    ==============   ====================

____________________________
(1) Aggregate Principal Balances include some portion of accrued interest. Indicated APR's represent APR's on Principal Balance net of such accrued interest.

(2)       Percentages may not add to 100% because of rounding.

                            AmeriCredit Corporation


       Distribution of the Receivables by Geographic Location of Obligor
                                    1999-B

                        Aggregate Principal
                       Balance as of Cutoff              Percent of Aggregate           Number of         Percent of Number of
    State                      Date                      Principal Balance (1)         Receivables           Receivables (1)
----------------       --------------------              ---------------------         -----------        --------------------
California               $ 93,938,533.99                         13.42%                   6,616                 12.46%
Texas                    $ 67,997,218.74                          9.71%                   5,076                  9.56%
Florida                  $ 55,792,143.55                          7.97%                   4,280                  8.06%
New York                 $ 38,229,442.73                          5.46%                   2,853                  5.37%
Pennsylvania             $ 38,201,877.19                          5.46%                   2,985                  5.62%
Ohio                     $ 36,933,871.49                          5.28%                   2,968                  5.59%
Illinois                 $ 33,022,375.10                          4.72%                   2,430                  4.58%
Michigan                 $ 25,280,566.84                          3.61%                   1,922                  3.62%
Arizona                  $ 23,517,151.66                          3.36%                   1,828                  3.44%
Georgia                  $ 23,158,032.24                          3.31%                   1,639                  3.09%
Virginia                 $ 21,887,547.69                          3.13%                   1,625                  3.06%
New Jersey               $ 20,670,231.36                          2.95%                   1,577                  2.97%
North Carolina           $ 15,731,384.60                          2.25%                   1,215                  2.29%
Tennessee                $ 15,703,581.07                          2.24%                   1,166                  2.20%
Nevada                   $ 14,173,692.54                          2.02%                   1,058                  1.99%
Maryland                 $ 13,469,705.67                          1.92%                     964                  1.82%
Alabama                  $ 13,304,596.37                          1.90%                     989                  1.86%
Indiana                  $ 11,459,690.41                          1.64%                     888                  1.67%
Missouri                 $ 10,917,991.68                          1.56%                     863                  1.63%
Minnesota                $ 10,407,985.23                          1.49%                     814                  1.53%
Kentucky                 $  9,966,096.24                          1.42%                     794                  1.50%
Washington               $  9,701,845.58                          1.39%                     791                  1.49%
Massachusetts            $  8,755,730.35                          1.25%                     794                  1.50%
Louisiana                $  8,015,851.16                          1.15%                     605                  1.14%
Colorado                 $  7,647,538.61                          1.09%                     640                  1.21%
Oklahoma                 $  6,013,456.52                          0.86%                     493                  0.93%
Wisconsin                $  5,625,351.47                          0.80%                     443                  0.83%
Connecticut              $  5,472,143.03                          0.78%                     431                  0.81%
Kansas                   $  5,467,503.15                          0.78%                     413                  0.78%
South Carolina           $  5,115,572.33                          0.73%                     399                  0.75%
Iowa                     $  5,106,152.00                          0.73%                     390                  0.73%
Mississippi              $  4,904,357.15                          0.70%                     357                  0.67%
West Virginia            $  4,522,679.46                          0.65%                     349                  0.66%
Nebraska                 $  3,610,724.00                          0.52%                     283                  0.53%
Delaware                 $  3,523,934.54                          0.50%                     267                  0.50%
New Mexico               $  3,457,438.96                          0.49%                     276                  0.52%
Utah                     $  3,432,234.97                          0.49%                     297                  0.56%
Oregon                   $  3,235,453.95                          0.46%                     236                  0.44%
New Hampshire            $  2,894,998.15                          0.41%                     255                  0.48%
Rhode Island             $  2,485,320.21                          0.36%                     215                  0.40%
Maine                    $  2,210,132.84                          0.32%                     202                  0.38%
Other (2)                $  5,037,858.00                          0.72%                     410                  0.77%
                         ---------------                        -------                  ------                -------

TOTAL                    $699,999,992.82                        100.00%                  53,096                100.00%
                         ---------------                        -------                  ------                -------

_________________________
(1)       Percentages may not add to 100% because of rounding.
(2)       States with principal balances less than $2,000,000.